UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 16, 2014

HSBC USA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue

New York, New York, 10018

(Address of Principal Executive Offices, Including Zip Code)

(212) 525-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 16, 2014, HSBC Holdings plc, the indirect parent company of HSBC USA Inc., announced Patrick (Pat) Burke (52)  has been appointed President and Chief Executive of HSBC US, including of HSBC USA, Inc., with effect from November 1, 2014.  Mr. Burke will become President and Chief Executive-Designate of HSBC US and an Executive Director of HSBC North America Holdings Inc., HSBC USA Inc. and HSBC Bank USA, N.A. with effect from June 30, 2014.  Mr. Burke succeeds Irene Dorner (59), who will retire.

A copy of HSBC North America’s press release is attached as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc.

	By:	/s/ Stuart A. Alderoty

	Name:	Stuart A. Alderoty
	Title:	Senior Executive Vice President and General Counsel
Date: June 16, 2014

   Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 16, 2014